                                                       Exhibit 3(c)

                                     [COMPOSITE]

                          RESTATED ARTICLES OF INCORPORATION


                                          OF


                              APPALACHIAN POWER COMPANY

                       (a Virginia Public Service Corporation)


                                      ARTICLE I

                                         NAME

          The name of the Corporation is:

                              APPALACHIAN POWER COMPANY

                                      ARTICLE II

                                       PURPOSE

               The purpose of the Corporation is to conduct business as a public service company for the generation, transmission, distribution and sale of electricity within and without the
          Commonwealth of Virginia, with all the rights, powers and privileges of such companies conferred by the constitution and laws of the Commonwealth of Virginia as they now or may hereafter exist. The Corporation shall have the power to conduct any business in any place, other than the Commonwealth of Virginia, authorized or permitted by the laws thereof.

                                     ARTICLE III

                                      Directors

               The number of Directors shall be fixed by the By-Laws. In the absence of a By-Law establishing the number of Directors, the number of Directors shall be ten.

                                      ARTICLE IV

                                     Common Stock

               The Corporation shall have authority to issue 30,000,000 shares of Common Stock without par value. No holder of Common Stock shall have any pre-emptive right to acquire unissued shares of the Corporation or to acquire any securities convertible into or exchangeable for such shares or to acquire any options, warrants or rights to purchase such shares.


                                      ARTICLE V

                              Cumulative Preferred Stock

               The Corporation shall have authority to issue 8,000,000 shares of Cumulative Preferred Stock without par value, except that the aggregate involuntary liquidation price for all shares of Cumulative Preferred Stock outstanding may not exceed $300,000,000.

               Subject to the provisions of the following paragraphs (1) through (11) hereof, the Board of Directors is hereby empowered to cause the Cumulative Preferred Stock to be issued in series with such variations as may be determined by the Board of Directors prior to the issue thereof.

                    (1) The shares of the Cumulative Preferred Stock of different series may vary as to:

                         (a)  the distinctive serial designations;

                         (b) the rate of dividends and the dates from which dividends shall be cumulative as provided in paragraph (2);

                         (c) the price or prices at and the terms and conditions on which such shares may be redeemed;

                         (d) the amount or amounts payable upon such shares in event of involuntary liquidation;

                         (e) the amount or amounts payable upon such shares in event of voluntary liquidation;

                         (f) sinking fund provisions (if any) for the redemption or purchase of such shares; and

                         (g) the terms and conditions (if any) on which such shares may be converted.

               The shares of all series of the Cumulative Preferred Stock shall in all other respects be equal, except for the right to vote as provided herein. No shares of the Cumulative Preferred Stock shall be entitled to any right of partici-pation.

                    (2) The holders of each series of the Cumulative Pre-ferred Stock at the time outstanding shall be entitled to receive, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative preferential dividends, at the annual dividend rate for the particular series fixed therefor as herein provided, payable quarter-yearly on the first days of February, May, August and November in each year, to stockholders of record on the respective dates, not exceeding fifty (50) days and not less than ten (10) days preceding such dividend payment dates, fixed for the purpose by the Board of Directors. The shares of any series of



               Cumulative Preferred Stock issued by the Corporation prior to June 1, 1977, for which the annual dividend rate is designated as a specified percentage per annum, shall be entitled to receive such dividends, calculated, per share, at the percentage specified for such series multiplied by $100. No dividends shall be declared on any series of the Cumulative Preferred Stock in respect of any quarter-yearly dividend period unless there shall likewise be declared on all shares of all series of the Cumulative Preferred Stock at the time outstanding, like proportionate dividends, ratably, in proportion to the respective annual dividend rates fixed therefor, in respect of the same quarter-yearly dividend period, to the extent that such shares are entitled to receive dividends for such quarter-yearly dividend period. The dividends on shares of all series of the Cumulative Preferred Stock shall be cumulative. Dividends on shares of any series shall be cumulative from the date or dates fixed by the Board of Directors, or, if not so fixed, from the date of the initial issuance of such shares. All dividends declared payable to the holders of record of the Cumulative Preferred Stock of any series as of a date on which shares of the Cumulative Preferred Stock of such series are owned by the Corporation shall be deemed to have been paid in respect of such shares owned by the Corporation on such date. Unless dividends on all outstanding shares of each series of the Cumulative Preferred Stock, at the annual dividend rate and from the dates for accumulation thereof fixed as herein provided shall have been paid for all past quarter-yearly dividend periods, but without interest on cumulative dividends, no dividends shall be paid or declared and no other distribution shall be made on the Common Stock, and no Common Stock shall be purchased or otherwise acquired for value by the Corporation. The holders of the Cumulative Preferred Stock of any series shall not be entitled to receive any dividends thereon other than the dividends referred to in this paragraph (2).

                    (3) The Corporation, by action of its Board of Directors, may redeem the whole or any part of any series of the Cumulative Preferred Stock, at any time or from time to time, by paying in cash the redemption price of the shares of the particular series fixed therefor as herein provided, together with a sum in the case of each share of each series so to be redeemed, computed at the annual dividend rate for the series of which the particular share is a part from the date from which dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of the dividends theretofore or on such redemption date paid thereon. Notice of every such redemption shall be given by publication at least once in one daily newspaper printed in the English language and of general circulation in Roanoke, Virginia, and in one daily newspaper printed in the English language and of general circulation in the Borough of Manhattan, The City of New York, the first publication in such newspapers to be at least thirty (30) days and not more than ninety (90) days prior to the date fixed for such redemption. At least thirty (30) days' and not more than ninety (90) days' previous notice of every such redemption



               shall also be mailed to the holders of record of the shares of the Cumulative Preferred Stock so to be redeemed, at their respective addresses as the same shall appear on the books of the Corporation; but no failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Cumulative Preferred Stock so to be redeemed. In case of the redemption of a part only of any series of the Cumulative Preferred Stock at the time outstanding, the Corporation shall select by lot, or in such other manner as the Board of Directors may determine, the shares so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which, and the terms and conditions upon which, the shares of the Cumulative Preferred Stock shall be redeemed from time to time. If such notice of redemption shall have been duly given by publication, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefor, then, notwithstanding that any certificate for such shares so called for redemption shall not have been surrendered for cancellation, from and after the date fixed for redemption, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue and all rights with respect to such shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive, out of the funds so set aside in trust, the amount payable upon redemption thereof, without interest; provided, however, that the Corporation may, after giving notice by publication of any such redemption as hereinbefore provided or after giving to the bank or trust company hereinafter referred to irrevocable authorization to give such notice by publication, and at any time prior to the redemption date specified in such notice, deposit in trust, for the account of the holders of the shares to be redeemed, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, The City of New York, and having capital, surplus and undivided profits aggregating at least $50,000,000, or organized under the laws of the Commonwealth of Virginia, doing business in the City of Richmond, Virginia, and having capital, surplus and undivided profits aggregating at least $10,000,000, designated in such notice of redemption, and, upon such deposit in trust, all shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive, out of the funds so deposited in trust, from and after the date of such deposit, the amount payable upon the redemption thereof, without interest. Nothing herein contained shall limit any right of



               the Corporation to purchase or otherwise acquire any shares of the Cumulative Preferred Stock; provided, however, that the Corporation shall not, if and when dividends payable on the Cumulative Preferred Stock shall be in default, purchase or otherwise acquire for value any shares of the Cumulative Preferred Stock (except by redemption of all outstanding shares of each series of the Cumulative Preferred Stock) unless such purchase or acquisition shall have been ordered, approved, or permitted by the Securities and Exchange Commission or any successor commission under the provisions of the Public Utility Holding Company Act of 1935 as at the time in effect.

                    (4)  Before any  amount shall be paid to, or any assets
               distributed among, the holders of the Common Stock upon any liquidation, dissolution or winding up of the Corporation, and after paying or providing for the payment of all creditors of the Corporation, the holders of each series of the Cumulative Preferred Stock at the time outstanding shall be entitled to be paid in cash the amount for the particular series fixed therefor as herein provided, together with a sum in the case of each such share of each series, computed at the annual dividend rate for the series of which the particular share is a part, from the date from which dividends on such share became cumulative to the date fixed for the payment of such distributive amount, less the aggregate of the dividends theretofore or on such date paid thereon; but no payments on account of such distributive amounts shall be made to the holders of any series of the Cumulative Preferred Stock unless there shall likewise be paid at the same time to the holders of each other series of the Cumulative Preferred Stock at the time outstanding like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they are respectively entitled as herein provided. The holders of the Cumulative Preferred Stock of any series shall not be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts referred to in this paragraph. Neither the consolidation or merger of the Corporation with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

                    (5) Whenever the full dividends on all series of the Cumulative Preferred Stock at the time outstanding for all past quarter-yearly dividend periods shall have been paid or declared and set apart for payment, then, subject to the provisions of subparagraph (7)(B)(c) hereof, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock, but only out of funds legally available for the payment of dividends; provided, however, that so long as any shares of the Cumulative Preferred Stock of any series are outstanding, the Corporation shall not declare or pay any dividends on the Common Stock of the Corporation except as follows:



                         (a) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on the Common Stock is declared is, or as a result of such dividend would become, less than 20% of total capitalization, the Corporation shall not declare such dividends in an amount which, together with all other dividends on the Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds 50% of the net income of the Corporation available for dividends on the Common Stock for the twelve full calendar months immediately preceding the calendar month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on the Common Stock which could have been, but have not been, declared under this clause (a); and

                         (b) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on the Common Stock is declared is, or as a result of such dividend would become, less than 25% but not less than 20% of total capitalization, the Corporation shall not declare such dividends in an amount which, together with all other dividends on the Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds 75% of the net income of the Corporation available for dividends on the Common Stock for the twelve full calendar months immediately preceding the calendar month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on the Common Stock which could have been, but have not been, declared under clause (a) above and this clause (b).

                         (c) At any time when the Common Stock Equity is 25% or more of total capitalization, the Corporation may not declare dividends on shares of the Common Stock which would reduce the Common Stock Equity below 25% of total capitalization, except to the extent provided in clauses (a) and (b) above.

                    For purposes of this paragraph (5):

                              (i)  The  term "Common Stock"  shall mean any
                         stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends or assets; the term "dividends" shall mean any dividend or distribution on the Common Stock (other than in shares of Common Stock) or any purchase or acquisition for value of any shares of Common Stock; and the term "Common Stock Equity" shall mean the aggregate of the par value of, or stated capital represented by, the outstanding shares of Common Stock, all earned surplus and capital surplus, and any premiums on the Common Stock then carried on the books of the Corporation, less



                                   (I)  the   excess,   if   any,  of   the
                              aggregate amount payable on involuntary liquidation of the Corporation upon all outstanding shares of the Cumulative Preferred Stock of the Corporation of all series (including any stock of the Corporation ranking prior to or on a parity with the Cumulative Preferred Stock) over the sum of the aggregate stated capital attributable to such shares and any premiums thereon;

                                   (II) any  amounts  on the  books  of the
                              Corporation known, or estimated if not known, to represent the excess, if any, of recorded value over original cost of used or useful utility plant; and

                                   (III)  any intangible items set forth on
                              the asset side of the balance sheet of the Corporation as the result of accounting convention, such as unamortized debt discount and expense; provided, however, that no deductions shall be required to be made in respect of items referred to in subdivision
                              (II) and (III) of this subparagraph (i) in cases in which such items are being amortized or are provided for, or are being provided for, by reserves.

                              (ii) The  term  "total capitalization"  shall
                         mean the aggregate of

                                   (I)  the   principal   amount   of   all
                              outstanding indebtedness of the Corporation maturing more than twelve months after the date of issue thereof, and

                                   (II) the stated  capital represented by,
                              and any premiums carried on the books of the Corporation in respect of, the outstanding shares of all classes of the capital stock of the Corporation, earned surplus and capital surplus, less any amounts required to be deducted pursuant to subdivisions (II) and
                              (III) of subparagraph (i) above in the determination of Common Stock Equity.

                    (6) In the event of any liquidation, dissolution or winding up of the Corporation, all assets and funds of the Corporation remaining after paying or providing for the payment of all creditors of the Corporation and after paying or providing for the payment to the holders of shares of all series of the Cumulative Preferred Stock of the full distributive amounts to which they are respectively entitled as herein provided, shall be divided among and paid to the holders of the Common Stock according to their respective rights and interests.



                    (7)(A) So long as any shares of the Cumulative Preferred Stock of any series are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of more than two-thirds of the total number of votes which holders of the outstanding shares of the Cumulative Preferred Stock of all series are entitled to cast:

                         (a) Increase the total authorized amount of the Cumulative Preferred Stock; or

                         (b) Create or authorize any series of stock (other than a series of the Cumulative Preferred Stock) ranking prior to or on a parity with Cumulative Preferred Stock as to assets or dividends, or create or authorize any obligation or security convertible into shares of stock of any such series, or issue any shares of any such stock ranking prior to the Cumulative Preferred Stock (other than upon the conversion of any such convertible obligation or security), or issue any such convertible obligation or security, more than twelve months in the case of any such issuance after the date as of which the Corporation was empowered to create or authorize such prior ranking stock or such convertible obligation or security; or

                         (c) Amend, alter, change or repeal any of the express terms of the Cumulative Preferred Stock or of any series of the Cumulative Preferred Stock then outstanding in a manner prejudicial to the holders thereof; provided, however, that if any such amendment, alteration, change or repeal would be prejudicial to the holders of one or more, but not all, of the series of the Cumulative Preferred Stock at the time outstanding, such consent of the holders of two-thirds of the total number of votes which holders of the shares of each series prejudicially affected are entitled to cast shall be required.

                       (B)    So  long  as  any  shares  of  the Cumulative
               Preferred Stock of any series are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of a majority of the total number of votes which holders of the outstanding shares of the Cumulative Preferred Stock of all series are entitled to cast, unless the consent of the holders of shares having some greater proportion of the total vote is required:

                         (a) Merge or consolidate with or into any other corporation or corporations, or sell or otherwise dispose of all or substantially all of its assets, unless such merger, consolidation, sale or disposition, or the issuance and assumption of all securities to be issued or assumed in connection with any such transaction, shall have been ordered, approved, or permitted by the Securities and Exchange Commission or any successor commission under the provisions of the



                    Public Utility Holding Company Act of 1935 as at the time in effect; provided that the provisions of this clause (a) shall not apply to a purchase or other acquisition by the Corporation of franchises or assets of another corporation in any manner which does not involve a merger or consolidation; or

                         (b) Issue or assume any evidences of indebtedness, secured or unsecured, other than bonds or other securities representing indebtedness of the character described hereafter in (1), (2), (3), (4),
                    (5) and (6) of this clause (b), for purposes other than the refunding or renewing of outstanding evidences of indebtedness theretofore issued or assumed by the Corporation resulting in equal or longer maturities or redeeming or otherwise retiring all outstanding shares of the Cumulative Preferred Stock, if, immediately after such issue or assumption, (I) the total principal amount of all such indebtedness issued or assumed by the Corporation and then outstanding (including the evidences of indebtedness then to be issued or assumed) would exceed twenty per centum (20%) of the aggregate of (i) the total principal amount of all bonds or other securities representing indebtedness of the character described hereafter in (1), (2), (3), (4), (5) and (6) of this clause (b), issued or assumed by the Corporation and then to be outstanding, and (ii) the stated capital and surplus of the Corporation as then to be stated on the books of account of the Corporation, unless such evidences of indebtedness are
                    (1) bonds of the Corporation issued under the Mortgage of the Corporation to Bankers Trust Company and R. Gregory Page, as Trustees, dated as of December 1, 1940 (hereinafter referred to as the "bonds of the
                    Corporation"), or (2) any bonds issued under a new mortgage replacing said Mortgage, dated as of December 1, 1940, or (3) any bonds issued under any other new mortgage of the Corporation provided that said Mortgage, dated as of December 1, 1940, or any mortgage replacing it, shall have been irrevocably closed against the authentication of additional bonds thereunder, or (4) any indebtedness secured by bonds of the Corporation or by bonds issued under any such new mortgage, in either case in a principal amount not in excess of the principal amount of such pledged bonds, or (5) any indebtedness secured by bonds issued under a mortgage existing at the time of acquisition on property acquired by the Corporation, whether by consolidation, merger, exchange, purchase, lease, or in any other way whatsoever, provided that said mortgage, or any mortgage replacing it, shall be irrevocably closed against the authentication of additional bonds thereunder, or (6) obligations to pay the purchase price of material or equipment made in the ordinary course of the Corporation's business, or (II) the total outstanding principal amount of all unsecured notes, debentures or other securities representing unsecured debt of the Corporation (other than obligations of the



                    character described in (6) of this clause (b)) would thereby exceed twenty per centum (20%) of the aggregate of (i) the total principal amount of all bonds or other secured indebtedness of the Corporation, and (ii) the stated capital and surplus of the Corporation as then to be stated on the books of account of the Corporation, or (III) the total outstanding principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness of the Corporation (other than obligations of the character described in (6) of this clause (b) of maturities of less than 10 years would thereby exceed then per centum (10%) of the aggregate of (i) the total principal amount of all bonds or other secured indebtedness of the Corporation, and (ii) the stated capital and surplus of the Corporation as then to be stated on the books of account of the Corporation; provided that, for the purposes of this clause (b) only, the payment due upon the maturity of unsecured debt having an original single maturity of 10 or more years or the payment due upon the final maturity of any unsecured serial debt which had original maturities of 10 or more years shall not be regarded as unsecured debt of a maturity of less than 10 years until such payment shall be required to be made within 3 years; or

                         (c) Issue any additional shares, or reissue any reacquired shares, of Cumulative Preferred Stock or of any other class of stock ranking on a parity with the outstanding shares of the Cumulative Preferred Stock as to dividends or assets for any purpose other than to refinance an amount of outstanding Cumulative Preferred Stock, or stock ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or assets, having an aggregate involuntary liquidation price equal to the aggregate involuntary liquidation price of such issued or reissued shares, unless

                              (i) the net income of the Corporation, determined in accordance with generally accepted accounting principles to be available for the payment of dividends for a period of twelve consecutive calendar months within the fifteen calendar months immediately preceding the calendar month of such issuance, is equal to at least twice the annual dividend requirements on the Cumulative Preferred Stock (including dividend requirements on any class of stock ranking prior to or on a parity with the shares to be issued as to dividends or assets), which will be outstanding immediately after the issuance of such shares;

                              (ii) the gross income  of the Corporation for
                         said period, determined in accordance with generally accepted accounting principles (but in any event after all taxes including taxes based on income), is equal to at least one and one-half times the aggregate of the annual interest charges



                         on indebtedness of the Corporation (excluding interest charges on indebtedness to be retired by the application of the proceeds from the issuance of such shares) and the annual dividend require-ments on the Cumulative Preferred Stock (including dividend requirements on any class of stock ranking prior to or on a parity with the shares to be issued as to dividends or assets), which will be outstanding immediately after the issuance of such shares; and

                              (iii) the aggregate of the Common Stock Equity (the words "Common Stock" and "Common Stock Equity" having, for the purposes of this subpara-graph (7)(B)(c), the respective meanings defined in paragraph (5)(i) hereof) is at least equal to the aggregate amount payable in connection with an involuntary liquidation of the Corporation with respect to all shares of the Cumulative Preferred Stock and all shares of stock, if any, ranking prior thereto or on a parity therewith as to dividends or assets, which will be outstanding immediately after the issuance of such shares of Cumulative Preferred Stock or stock ranking prior to or on a parity therewith.

                              If for  the purposes of meeting  the require-
                         ments of subdivision (iii) of clause (c), it shall have been necessary to take into consideration any earned surplus of the Corporation, the Corporation shall not thereafter pay any dividends on or make any distributions in respect of, or purchase or otherwise acquire for value, Common Stock which would result in reducing the Common Stock Equity to an amount less than the amount payable on involuntary liquidation of the Corporation with respect to all shares of the Cumulative Preferred Stock and all shares ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or assets, at the time outstanding.

                              If during the period as of which gross income
                         is to be determined for the purposes set forth in clause (c), the amount, if any, required to be expended by the Corporation for property additions pursuant to a renewal and replacement fund or similar fund established under its mortgage indenture shall exceed the amount deducted in the determination of such gross income on account of depreciation and amortization of electric plant acquisition adjustments, such excess shall also be deducted in determining such gross income.

                         (8)  No holder of Cumulative Preferred Stock shall
                    have any  pre-emptive right to acquire  unissued shares
                    of the Corporation or to acquire any securities convertible into or exchangeable for such shares or to




                    acquire any options, warrants or rights to purchase such shares.

                         (9)(A) Every holder of any series of Cumulative Preferred Stock issued by the Corporation prior to June 1, 1977, shall be entitled to vote together with the holders of the Common Stock (every holder of Common Stock having one vote for each share of stock held) for the election of Directors and upon all other matters, except as otherwise provided in this paragraph (9) or in para-graph (7) hereof or as otherwise required by law. Every holder of any series of Cumulative Preferred Stock issued by the Corporation on or after June 1, 1977, shall be entitled to vote only as provided in paragraph (7), as provided in subparagraphs
                    (B) through (F) of this para-graph (9) or as otherwise required by law.

                            (B) On any matter on which the holders of any series of the Cumulative Preferred Stock shall be entitled to vote, each share shall entitle the holder thereof to a vote equal to the fraction of which the involuntary liquidation price fixed for such share as herein provided is the numerator and $100 is the denominator.

                            (C) If and when dividends payable on the Cumulative Preferred Stock shall be in default in an amount equivalent to four (4) full quarter-yearly dividends on all shares of all series of the Cumulative Preferred Stock at the time outstanding, and until all dividends in default on the Cumulative Preferred Stock shall have been paid, the holders of all shares of the Cumulative Preferred Stock, voting separately as one class, shall be entitled to elect the smallest number of Directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining Directors of the Corporation. The terms of office of all persons who may be Directors of the Corporation at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Cumulative Preferred Stock, whether or not the holders of the Common Stock shall then have elected the remaining Directors of the Corporation.

                            (D) If and when all dividends then in default on the Cumulative Preferred Stock at the time outstanding shall be paid (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the Cumulative Preferred Stock shall thereupon be divested of any special right with respect to the election of Directors provided in subparagraph (C) hereof, and the voting power of the Cumulative Preferred Stock and the Common Stock shall revert to the status existing before the occurrence of such default; but always subject to the same provisions for vesting such special rights in



                    the Cumulative Preferred Stock in case of further like default or defaults in dividends thereon. Upon the termination of any such special right upon payment of all accumulated and defaulted dividends on such stock, the terms of office of all persons who may have been elected Directors of the Corporation by vote of the holders of the Cumulative Preferred Stock, as a class, pursuant to such special right shall forthwith terminate.

                            (E) In case of any vacancy in the Board of Directors occurring among the Directors elected by the holders of the Cumulative Preferred Stock, as a class, pursuant to subparagraph (C) hereof, the holders of the Cumulative Preferred Stock then outstanding and entitled to vote may elect a successor to hold office for the unexpired term of the Director whose place shall be vacant. In case of a vacancy in the Board of Directors occurring among the Directors elected by the holders of the Common Stock, as a class, pursuant to subparagraph (C) hereof, the holders of the Common Stock then out-standing and entitled to vote may elect a successor to hold office for the unexpired term of the Director whose place shall be vacant. In all other cases, any vacancy occurring among the Directors shall be filled by the vote of a majority of the remaining Directors.

                            (F) Whenever the holders of the Cumulative Preferred Stock, as a class, become entitled to elect Directors of the Corporation pursuant to either sub-paragraph (C) or (E) hereof, or whenever the holders of the Common Stock, as a class, become entitled to elect Directors of the Corporation pursuant to either sub-paragraph (C) or (E) hereof, a meeting of the holders of the Cumulative Preferred Stock or of the Common Stock, as the case may be, shall be held at any time thereafter upon call by the holders of shares of the Cumulative Preferred Stock or of the Common Stock, as the case may be, entitling them to cast at least 1,000 votes for such purpose, or upon call by the Secretary of the Corporation at the request in writing of any stockholder addressed to him at the principal office of the Corporation. At all meetings of stockholders held for the purpose of electing Directors during such times as the holders of shares of the Cumulative Preferred Stock shall have the special right, voting separately as one class, to elect Directors pursuant to either subparagraph (C) or (E) hereof, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock shall be required to constitute a quorum of such class for the election of Directors, and the presence in person or by proxy of the holders of a majority of the total number of votes which holders of the outstanding shares of all series of the Cumulative Preferred Stock are entitled to cast shall be required to constitute a quorum of such class for the election of Directors; provided,



                    however, that the absence of a quorum of the holders of stock of either such class shall not prevent the election at any such meeting or adjournment thereof of Directors by the other such class if the necessary quorum of the holders of stock of such other class is present in person or by proxy at such meeting; and provided further that in the absence of a quorum of the holders of stock of either such class, the holders of a majority of the votes which holders of the stock of such class who are present in person or by proxy are entitled to cast shall have power to adjourn the election of the Directors to be elected by such class from time to time without notice other than announcement at the meeting until the holders of the requisite number of shares of such class shall be present in person or by proxy.

                            (G) Except when some mandatory provision of law shall be controlling and except as otherwise provided in clause (c) of paragraph (7)(A) hereof and, as regards the special rights of any series of the Cumulative Preferred Stock, as provided in the terms determined for such series, whenever shares of two or more series of the Cumulative Preferred Stock are outstanding, no particular series of the Cumulative Preferred Stock shall be entitled to vote as a separate series on any matter and all shares of the Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote of the stockholders of the Corporation by classes may now or hereafter be required.

                         (10) The  Corporation may,  at  any time  and from
                    time to time, issue and dispose of any of the authorized and unissued shares of the Cumulative Preferred Stock and Common Stock for such consideration as may be fixed by the Board of Directors, subject to any provisions of law then applicable, and subject to the provisions of any resolutions of the stockholders of the Corporation relating to the issue and disposition of such shares; provided, however, that, in the case of the Cumulative Preferred Stock, such consideration shall have a value not less than the aggregate preferential amount, fixed as herein provided, payable upon such shares in the event of involuntary liquidation.

                         (11) As of  June 1, 1977, 1,079,307  shares of the
                    Cumulative Preferred Stock are issued and designated in series; and the Corporation has determined and fixed the designations, descriptions and terms of such series as follows:

                                      DIVISION A

                          4-1/2% Cumulative Preferred Stock





                         300,000 shares of  Cumulative Preferred Stock  are
                    designated "4-1/2% Cumulative Preferred Stock." The description and terms of the shares of such series, and the respects in which they shall vary from other shares of Cumulative Preferred Stock, are as follows:

                         (a) The annual dividend rate for such series shall be 4-1/2% per annum;

                         (b) The redemption price for such series shall be $110 per share;

                         (c) The amounts which shall be paid to the holders of shares of such series upon any liquidation, dissolution or winding up of the Corporation shall be

                              $110   per   share,   upon    any   voluntary
                         liquidation, dissolution or winding up of the Corporation, except that if such voluntary liquidation, dissolution or winding up of the Corporation shall have been approved by the vote in favor thereof of the holders of a majority of the total number of shares of the 4-1/2% Cumulative Preferred Stock then out-standing, given at a meeting called for that purpose, the amount so payable on such voluntary liquidation, dissolution, or winding up shall be $100 per share; or

                              $100  per   share,  in   the  event  of   any
                         involuntary liquidation, dissolution or winding up of the Corporation;

                         (d) There shall not be any sinking fund provided for the purchase or redemption of shares of the 4-1/2% Cumulative Preferred Stock; and

                         (e) The shares of the 4-1/2% Cumulative Preferred Stock shall not have any rights to convert the same into and/or purchase stock of any other series or class or other securities, or any special rights other than those specified herein.

                                      DIVISION B

                           4.50% Cumulative Preferred Stock

                    29,307   shares  of  Cumulative   Preferred  Stock  are
               designated "4.50% Cumulative Preferred Stock." The description and terms of the shares of such series, and the respects in which they shall vary from other shares of Cumulative Preferred Stock, are as follows:

                         (a) The annual dividend rate for such series shall be 4.50% per annum;

                         (b) The regular redemption price for such series shall be $102 per share; the shares of such series



                    shall be redeemable for the sinking fund provided for such series, or for any other sinking fund applicable to the shares of such series, at $100 per share (hereinafter referred to as the "sinking fund redemption price");

                         (c) The amounts which shall be paid to the holders of shares of such series upon any liquidation, dissolution or winding up of the Corporation shall be:

                              $104   per   share    upon   any    voluntary
                         liquidation, dissolution or winding up of the Corporation, except that if such voluntary liquidation, dissolution or winding up of the Corporation shall have been approved by the vote in favor thereof of the holders of a majority of the total number of shares of such series then outstanding given at a meeting called for that purpose, the amount so payable on such voluntary liquidation, dissolution or winding up shall be $100 per share; or

                              $100   per   share   upon   any   involuntary
                         liquidation, dissolution or winding up of the Corporation;

                         (d)  There shall be a sinking fund for the benefit
                    of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation, after the full dividends on all series of the Cumulative Preferred Stock at the time outstanding for all past quarter-yearly dividend periods shall have been paid or declared and set apart for payment, shall, on or before November 30 in each year, set aside out of funds legally available therefor as the sinking fund requirement for such year an amount in cash sufficient to redeem, at the sinking fund redemption price provided in (b) above, two per cent (2%) of the maximum number of shares of the 4.50% Cumulative Preferred Stock which shall theretofore have been issued and outstanding at any one time (75,000 shares), provided, however, that against the sinking fund requirement for any calendar year the Corporation may credit an amount equal to the sinking fund redemption price in respect of any shares of such series which it may have purchased for retirement or redeemed otherwise than through the sinking fund and not theretofore credited against any sinking fund require-ment. Unless the sinking fund requirement for such series for all past sinking fund periods shall have been set aside, no dividends shall be paid or declared and no other distribution shall be made on the Common Stock, and no Common Stock shall be purchased or otherwise acquired for value by the Corporation. The Corporation may apply any cash set aside for sinking fund purposes to the purchase or redemption and cancellation of shares of such series. Any balance of cash so set aside remaining after 90 days from November 30th of each year



                    shall be applied promptly to the redemption and cancellation of shares of such series. All shares to be redeemed through the sinking fund shall be selected by lot in such manner as the Board of Directors of the Corporation may determine. Notwithstanding the foregoing, the cancellation of shares of such series so purchased or redeemed shall not retire such shares or decrease capital except upon compliance with the provisions of Section 13.1-63 of the Code of Virginia as at the time in effect; and

                         (e) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or other securities, or any special rights other than those specified herein.



                                      DIVISION C

                           8.12% Cumulative Preferred Stock

                    300,000  shares  of   Cumulative  Preferred  Stock  are
               designated "8.12% Cumulative Preferred Stock." The description and terms of the shares of such series, and the respects in which they shall vary from other shares of Cumulative Preferred Stock, are as follows:

                         (a) The annual dividend rate for such series shall be 8.12% per annum;

                         (b) The redemption price for such series shall be $107.59 per share prior to September 1, 1981; $105.56 per share on and after September 1, 1981 but prior to September 1, 1986; $103.53 per share on and after September 1, 1986 but prior to September 1, 1991; and $102.31 per share on September 1, 1991 and thereafter;

                         (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                         (d) There shall not be any sinking fund provided for the purchase or redemption of shares of such series; and

                         (e) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.





                                      DIVISION D

                           7.40% Cumulative Preferred Stock

                    250,000  shares   of  Cumulated  Preferred   Stock  are
               designated "7.40% Cumulative Preferred Stock." The description and terms of the shares of such series, and the respects in which they shall vary from other shares of Cumulative Preferred Stock, are as follows:

                         (a) The annual dividend rate for such series shall be 7.40% per annum;

                         (b) The redemption price for such series shall be $106.92 per share prior to February 1, 1982; $105.07 per share on and after February 1, 1982 but prior to February 1, 1987; $103.22 per share on and after February 1, 1987 but prior to February 1, 1992; and $102.11 per share on February 1, 1992 and thereafter;

                         (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                         (d) There shall not be any sinking fund provided for the purchase or redemption of shares of such series; and

                         (e) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                      DIVISION E

                           8.52% Cumulative Preferred Stock

                    200,000  shares  of   Cumulative  Preferred  Stock  are
               designated "8.52% Cumulative Preferred Stock." The description and terms of the shares of such series, and the respects in which they shall vary from other shares of Cumulative Preferred Stock, are as follows:

                         (a) The annual dividend rate for such series shall be 8.52% per annum;

                         (b) The redemption price for such series shall be $109.52 per share prior to March 1, 1979; $107.39 per share on and after March 1, 1979 but prior to March 1, 1984; $105.26 per share on and after March 1, 1984 but prior to March 1, 1989; $103.13 per share on and after March 1, 1989 but prior to March 1, 1994; and $101.86



                    per share on March 1, 1994 and thereafter, provided, however, that no share of such series shall be redeemed prior to March 1, 1979 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of said series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed) of less than 8.52% per annum;

                         (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any voluntary liquidation, dissolution or winding up of the Corporation;

                         (d) There shall not be any sinking fund provided for the purchase or redemption of shares of such series; and

                         (e) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                      DIVISION F

                            9% Cumulative Preferred Stock

                    600,000  shares  of   Cumulative  Preferred  Stock  are
               designated "9% Cumulative Preferred Stock." The description and terms of the shares of such series, and the respects in which they shall vary from other shares of Cumulative Preferred Stock, are as follows:

                         (a) The distinctive serial designation of such series shall be "9% Cumulative Preferred Stock";

                         (b) The annual dividend rate for such series shall be 9% per share per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100, and the date from which dividends on all shares of said series issued prior to the record date for the dividend payable November 1, 1987, shall be cumulative, shall be the date of issuance of the shares of such series;

                         (c) The regular redemption price for such series shall be $109.00 per share on or prior to August 31, 1992 and thereafter shall be as follows:



                         If Redeemed                Regular
                         During 12 Months         Redemption
                         Period Ending               Price
                         August 31                Per Share

                           1993                     $106.75
                           1994                      106.30
                           1995                      105.85
                           1996                      105.40
                           1997                      104.95
                           1998                      104.50
                           1999                      104.05
                           2000                      103.60
                           2001                      103.15
                           2002                      102.70
                           2003                      102.25
                           2004                      101.80
                           2005                      101.35
                           2006                      100.90
                           2007                      100.45

                    and thereafter the regular redemption price per share of such series shall be $100 per share; provided, however, that no share of such series shall be redeemed prior to September 1, 1992 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of said series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed) of less than 9.10% per annum;

                         (d) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                         (e)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law on November 1 in each year commencing with the year 1992, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares classified as 9% Cumulative Preferred Stock in these Articles of Amendment at a redemption price of $100 per share. The sinking fund requirement shall be cumulative so that if on any such November 1 the sinking fund requirement shall not have been met, then



                    such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding November 1 on which such redemption may be effected.

                            (2) The Corporation shall have the non-cumulative option, on any sinking fund date as provided in subparagraph (e)(1) hereof, to redeem at a redemption price of $100 per share, an additional number of shares equal to 5% of the total number of shares classified as 9% Cumulative Preferred Stock in these Articles of Amendment. No redemption made pursuant to this subparagraph (e)(2) shall be deemed to fulfill any sinking fund requirement established pursuant to subparagraph (e)(1).

                            (3) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on November 1 of any year pursuant to subparagraph (e)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any sinking fund requirement.

                         (f) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                      DIVISION G

                           7.80% Cumulative Preferred Stock

                    500,000  shares  of   Cumulative  Preferred  Stock  are
               designated "7.80% Cumulative Preferred Stock." The description and terms of the shares of such series, and the respects in which they shall vary from other shares of Cumulative Preferred Stock, are as follows:

                         (a) The distinctive serial designation of such series shall be "7.80% Cumulative Preferred Stock".

                         (b) The annual dividend rate for such series shall be 7.80% per share per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100, and the date from which dividends on all shares of said series issued prior to the record date for the dividend payable May 1, 1992, shall be cumulative, shall be the date of initial issuance of the shares of such series.

                         (c) The regular redemption price for such series shall be $107.80 per share on or prior to March 31, 1997 and thereafter shall be as follows:

                                                              Regular
                                                            Redemption



                                                               Price
                    Redemption Date (Dates Inclusive)       Per Share

                    April 1, 1997 to March 31, 1998           $105.20
                    April 1, 1998 to March 31, 1999            104.68
                    April 1, 1999 to March 31, 2000            104.16
                    April 1, 2000 to March 31, 2001            103.64
                    April 1, 2001 to March 31, 2002            103.12
                    April 1, 2002 to March 31, 2003            102.60
                    April 1, 2003 to March 31, 2004            102.08
                    April 1, 2004 to March 31, 2005            101.56
                    April 1, 2005 to March 31, 2006            101.04
                    April 1, 2006 to March 31, 2007            100.52

                    and thereafter the regular redemption price per share shall be $100 per share, plus an amount in each case equal to accrued unpaid dividends to the date of redemption; provided, however, that no share of such series shall be redeemed prior to April 1, 1997 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of shares of capital stock ranking equally with or prior to the shares of said series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such shares of capital stock have an effective dividend cost to the
                    Corporation (so computed), of less than 7.88% per annum.

                         (d) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the regular redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation.

                    (e)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law, on May 1 in each year commencing with the year 1998, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares initially classified as 7.80% Cumulative Preferred Stock in these Articles of Amendment at a sinking fund redemption price of $100 per share plus accrued unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such May 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding May 1 on which such redemption may be effected.




                       (2) The Corporation shall have the non-cumulative option, on any sinking fund date as provided in subparagraph
               (e)(1) hereof, to redeem at a sinking fund redemption price of $100 per share, an additional number of shares equal to not more than 5% of the total number of shares initially classified as 7.80% Cumulative Preferred Stock in these Articles of Amendment. No redemption made pursuant to this subparagraph (e)(2) shall be deemed to fulfill any sinking fund requirement established pursuant to subparagraph
               (e)(1).

                       (3) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on May 1 of any year pursuant to subparagraph (e)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                    (f) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                      DIVISION H

                           5.92% Cumulative Preferred Stock

                    600,000   shares  of  Cumulative  Preferred  Stock  are
               designated "5.92% Cumulative Preferred Stock." The description and terms of the shares of such series, and the respects in which they shall vary from other shares of Cumulative Preferred Stock, are as follows:

                    (a) The distinctive serial designation of such series shall be "5.92% Cumulative Preferred Stock".

                    (b) The annual dividend rate for such series shall be 5.92% per share per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100, and the date from which dividends on all shares of said series issued prior to the record date for the dividend payable February 1, 1994, shall be cumulative, shall be the date of initial issuance of the shares of such series.

                    (c) Such series shall not be subject to redemption prior to October 1, 2003; the regular redemption price for shares of such series shall be $100 per share on or after October 1, 2003, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                    (d) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus accrued and unpaid dividends.

                    (e)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there



               shall remain outstanding any shares of such series, the Corporation shall, to the extent not prohibited by law, on November 1, 2003, and on each November 1 thereafter to and including November 1, 2007, redeem as and for a sinking fund requirement, a number of shares equal to 5% of the total number of shares initially classified as 5.92% Cumulative Preferred Stock in these Articles of Amendment at a sinking fund redemption price of $100 per share plus accrued unpaid dividends to the date of redemption. The remaining shares of such series outstanding on November 1, 2008 will be redeemed as a final sinking fund requirement, to the extent not prohibited by law, on such date at a sinking fund redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such November 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding November 1 on which such redemption may be effected.

                       (2) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on November 1 of any year pursuant to subparagraph (e)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                    (f) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                      DIVISION I

                           5.90% Cumulative Preferred Stock

                    500,000  shares  of   Cumulative  Preferred  Stock  are
               designated "5.90% Cumulative Preferred Stock." The description and terms of the shares of such series, and the respects in which they shall vary from other shares of Cumulative Preferred Stock, are as follows:

                    (a) The distinctive serial designation of such series shall be "5.90% Cumulative Preferred Stock".

                    (b) The annual dividend rate for such series shall be 5.90% per share per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100, and the date from which dividends on all shares of said series issued prior to the record date for the dividend payable February 1, 1994, shall be cumulative, shall be the date of initial issuance of the shares of such series.

                    (c) Such series shall not be subject to redemption prior to November 1, 2003; the regular redemption price for shares of such series shall be $100 per share on or after




               November 1, 2003, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                    (d) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus accrued and unpaid dividends.

                    (e)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent not prohibited by law, on November 1, 2003, and on each November 1 thereafter to and including November 1, 2007, redeem as and for a sinking fund requirement, a number of shares equal to 5% of the total number of shares initially classified as 5.90% Cumulative Preferred Stock in these Articles of Amendment at a sinking fund redemption price of $100 per share plus accrued unpaid dividends to the date of redemption. The remaining shares of such series outstanding on November 1, 2008 will be redeemed as a final sinking fund requirement, to the extent not prohibited by law, on such date at a sinking fund redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such November 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding November 1 on which such redemption may be effected.

                       (2) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on November 1 of any year pursuant to subparagraph (e)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                    (f) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                      DIVISION J

                           6.85% Cumulative Preferred Stock

               300,000 shares of Cumulative Preferred Stock, without par value, are designated "6.85% Cumulative Preferred Stock," consisting of shares of such Cumulative Preferred Stock with designation, description and terms as follows:

                    (a) The distinctive serial designation of such series shall be "6.85% Cumulative Preferred Stock".

                    (b)  The annual dividend rate  for such series shall be
               6.85%  per   share  per  annum,  which   dividend  shall  be



               calculated, per share, at such percentage multiplied by $100, and the date from which dividends on all shares of said series issued prior to the record date for the dividend payable August 1, 1994, shall be cumulative, shall be the date of original issuance of the shares of such series.

                    (c) Such series shall not be subject to redemption except as provided in subparagraph (e) below.

                    (d) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus accrued and unpaid dividends.

                    (e)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent not prohibited by law, on August 1 of each year commencing with the year 2000, redeem as and for a sinking fund requirement, 60,000 shares of the 6.85% Cumulative Preferred Stock at a sinking fund redemption price of $100 per share plus accrued unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such August 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding August 1 on which such redemption may be effected.

                        (2) The Corporation shall have the non-cumulative option, on any sinking fund date as provided in subparagraph
               (e)(1), to redeem at the sinking fund redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption up to an additional 60,000 shares of such series. No redemption made pursuant to this subparagraph
               (e)(2) shall be deemed to fulfill any sinking fund redemption established pursuant to subparagraph (e)(1).

                         (3) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on August 1 of any year pursuant to subparagraph (e)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation (other than pursuant to the option provided by subparagraph (e)(2)) and not previously credited against any such sinking fund requirement.

                    (f) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or have any special rights other than those specified herein.





